EXHIBIT 10.38


                           GMAC COMMERCIAL FINANCE LLC
                    AMENDED AND RESTATED FACTORING AGREEMENT


TARRANT APPAREL GROUP
FASHION RESOURCE (TCL), INC.
TAG MEX, INC.
UNITED APPAREL VENTURES, LLC
PRIVATE BRANDS, INC.
NO! JEANS, INC.
3151 East Washington Boulevard
Los Angeles, CA 90023

         Effective as of June 16, 2006, GMAC COMMERCIAL FINANCE LLC and TARRANT APPAREL GROUP, FASHION RESOURCE (TCL), INC., TAG MEX, INC., UNITED APPAREL VENTURES, LLC, PRIVATE BRANDS, INC. and NO! JEANS, INC. agree that Factor shall act as Client's sole factor upon the following terms and conditions:

1.       DEFINITIONS

         All initially capitalized terms used in this agreement are defined in Rider I attached hereto. All other terms used herein, unless otherwise defined herein, shall have the meanings given such terms in the UCC.

2.       COVERED SALES; SECURITY INTEREST

         (a) Client hereby assigns and sells to Factor, as absolute owner, and Factor hereby purchases from Client, all Accounts, created on or after the Effective Date, which arise from Client's sale of merchandise or rendition of services. Factor's purchase of and acquisition of title to each Account will be effective as of the date of its creation and will be entered on Factor's books when Client furnishes Factor with a copy of the invoice evidencing such Account or electronically transmits to Factor the details of the invoice in accordance with Paragraph 8(a) hereof.

         (b) Client hereby grants to Factor a continuing security interest in all of the Collateral as security for all Obligations.

3.       CUSTOMER CREDIT APPROVAL

         Client shall submit to Factor the principal terms of each of Client's Customers' orders for Factor's written credit approval. Factor may, in Factor's discretion, approve in writing all or a portion of Client's Customers' orders, either by establishing a credit line limited to a specific amount for a specific Customer, or by approving all or a portion of a proposed purchase order submitted by Client. No credit approval shall be effective (a) unless in writing or transmitted by Factor electronically; (b) unless the goods are shipped or the services rendered within the time specified in Factor's written credit approval or within forty-five (45) days after the approval is given, if no time is specified and (c) unless the assignment of the invoice evidencing the applicable Account is received by Factor within ten (10) business days from the date of such invoice. After the Customer has accepted delivery of the goods or performance of the services, Factor shall then have the Credit Risk (but not the risk of non-payment for any other reason), to the extent of the dollar amount specified in the credit approval, on all Accounts evidenced by invoices which arise from orders approved by Factor in writing except for those Accounts evidenced by invoices less than Two Hundred Fifty Dollars ($250.00) and invoices evidencing charges for samples supplied to Client's Customers. Factor shall have neither the Credit Risk nor the risk of non-payment for any other reason on Accounts arising from orders not approved by Factor in writing. Factor may withdraw Factor's credit approval or withdraw or adjust a credit line at any time before Client delivers the goods or renders the services.

4.       PURCHASE PRICE OF ACCOUNTS; RESERVES

         The purchase price of Accounts is the Net Face Amount thereof less Factor's commission. The purchase price will be credited to Client's account on the Settlement Date. Factor may deduct Reserves from the amount payable to Client on any Settlement Date.

5.       COMMISSIONS

         (a) For Factor's services, Factor shall charge to Client's account, as of the date of the creation of each Account, a commission at the rate of i) for all Accounts for which Factor has assumed the Credit Risk, four tenths of one percent (0.40%) of the gross face amount of each invoice evidencing each such Account created during such month on selling terms not exceeding sixty (60) days including dating, and ii) for all Accounts for which Factor has not assumed the Credit Risk, thirty-five one hundredths of one percent (0.35%) of the gross face amount of the invoice evidencing such Account for selling terms not exceeding sixty (60) days including dating, in each case, plus an additional one-quarter of one percent (.25%) for each additional thirty (30) days or portion thereof of selling terms; provided, however, that if Client changes the terms of any invoice, whether or not Factor consents to such change, then the commission on the gross face amount of that invoice shall be the commission hereinabove set forth plus one-quarter of one percent (.25%) for each thirty (30) days or portion thereof of such change. During the ninety (90) day period commencing on the Effective Date, Factor's commission on any invoice evidencing an Account shall not be less than Two Dollars and Fifty Cents ($2.50); thereafter, each such commission shall not be less than (A) Five Dollars ($5.00) or (B) Two Dollars and Fifty Cents ($2.50) if the invoice is electronically transmitted to Factor pursuant to a transmission system acceptable to Factor.

         (b) Notwithstanding anything to the contrary herein, Factor may from time to time impose surcharges upon the commissions set forth in Paragraph 5(a) with respect to invoices owing to Client by certain Customers designated by Factor (the "Specified Customers"). Schedule 5(b) hereto is the current schedule of the Specified Customers and the surcharge for each. Factor may, in its sole discretion, revise such schedule of Specified Customers and related surcharges, which revisions shall be effective upon (i) the posting thereof on a website maintained by, or on behalf of, Factor, or (ii) if Factor chooses to mail a revised surcharge schedule rather than post it on its website, three (3) business days after the deposit thereof in the US mail, addressed to Client's chief executive office.

6.       CHARGES; STATEMENTS

         Factor may charge to Client's account all Obligations. Unless otherwise specified, all Obligations shall be payable on demand. All credit balances or other sums at any time standing to Client's credit and all Reserves on Factor's books,


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and all of  Client's  property  in  Factor's  possession  at any  time or in the possession of any parent, affiliate or subsidiary of Factor or on or in which Factor or any of them have a lien or security interest, may be held and reserved by Factor as security for all Obligations. Factor will account to Client monthly and each monthly accounting statement will be fully binding on Client and will constitute an account stated, unless, within thirty (30) days after such statement is mailed to Client or within thirty (30) days after the mailing of any adjustment thereof Factor may make, Client gives Factor specific written notice of exceptions.

7.       REPRESENTATIONS, WARRANTIES AND COVENANTS

         Client hereby represents, warrants and covenants that:

         (a) Client has good title to the Collateral, including without limitation, the Accounts, free of any encumbrance except in Factor's favor; each Account is a bona fide, enforceable obligation created by the absolute sale and delivery of goods or the rendition of services in the ordinary course of business; each Account is due from a Customer located in the United States, Puerto Rico or Canada and is payable in United States dollars; the selling terms of each Account shall not exceed sixty (60) days without the prior written consent of Factor; Client's Customer is unconditionally obligated to pay at maturity the full amount of each Account without defense, counterclaim or offset (regardless of merit); all documents in connection therewith are genuine; and the Customer will accept the goods or services. In addition to and not in limitation of anything to the contrary contained herein, Client shall not, without the prior written consent of Factor which consent shall be in Factor's sole and absolute discretion, directly or indirectly grant, or permit to exist either by contract, applicable law or otherwise, any security interest in or lien upon any of Client's assets, other than the liens permitted set forth on
SCHEDULE 7(A).

         (b) Client's exact legal name is as set forth on the signature page of this agreement. Client shall not change Client's legal name unless Factor shall have received not less than forty-five (45) days prior written notice of such proposed change. Client has not, during the past five years, been known by or used any Trade Names or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any entity, or acquired any of its property or assets out of the ordinary course of business, except as set forth on SCHEDULE 7(B).

         (c) Client is an organization of the type and organized in the jurisdiction set forth on SCHEDULE 7(C). SCHEDULE 7(C) accurately sets forth Client's organizational identification number or accurately states that Client has none and accurately sets forth Client's federal employer identification number. Client shall not change Client's organizational identification number (or if Client does not have an organizational identification number, Client shall not acquire one), or change Client's type of organization, jurisdiction of organization or other legal structure unless Factor shall have received not less than forty-five (45) days prior written notice of such proposed change.

         (d) Client's chief executive office and mailing address and Client's Records concerning Accounts are located only at the address identified as such on SCHEDULE 7(D), and Client's only other places of business and the only other locations of Collateral, if any, are the addresses set forth on SCHEDULE 7(D).
SCHEDULE 7(D) correctly identifies any of such locations which are not owned by Client and sets forth the owners and/or operators thereof. Client shall not change Client's chief executive office, mailing address or any location of Collateral unless Factor shall have received not less than forty-five (45) days prior written notice of such proposed change.

         (e) Client shall furnish to Factor, and Client shall cause all corporate guarantors of the Obligations, if any, to furnish to Factor monthly financial statements within forty-five (45) days after the end of each month, quarterly reviewed financial statements within sixty (60) days after the end of each of Client's fiscal quarters and annual audited financial statements within one hundred twenty (120) days after the end of each fiscal year, all in form and substance acceptable to Factor, certified by their respective president or chief financial officer, and reviewed by an independent certified public accountant acceptable to Factor. Client shall, at Client's expense, furnish Factor with other financial and operational information requested by Factor from time to time. Factor may at all times have access to and inspect, audit and make abstracts from all of Client's Records at Client's expense.

         (f) Client shall immediately notify Factor in writing of any merchandise returns or Disputes and promptly notify Factor in writing of any discounts, anticipation reductions or other unilateral deductions taken by Customers, credits and allowances to Customers. Client will settle all Disputes at no cost or expense to Factor; Factor's practice is to allow Client sixty (60) days to do so. Should Factor so elect, Factor may at any time in Factor's discretion (i) withdraw Client's authority to issue credits to Client's Customers without Factor's prior written consent; (ii) litigate Disputes or settle them directly with the Customers on terms acceptable to Factor in the event that Obligations are then outstanding or Factor has made payment to Client with respect to the Accounts involved in such litigation or settlement; or (iii) direct Client to set aside, identify as Factor's property and procure insurance satisfactory to Factor on any Retained Goods. All Retained Goods (and the proceeds thereof) shall be (A) held by Client in trust for Factor as Factor's property, (B) subject to a security interest in Factor's favor as security for the Obligations, and (C) disposed of only in accordance with Factor's express written instructions.

         (g) Factor's Credit Risk, if any, on an Account shall immediately terminate without any action on Factor's part in the event that (i) Client's Customer asserts a Dispute (regardless of merit) as a ground for non-payment of the Account or returns or attempts to return the goods represented thereby; (ii) any representation, warranty or covenant by Client as to the Account is breached; or (iii) there is any change in the terms or dating on the Account without Factor's prior written approval. Factor may charge to Client's account, at any time after the Settlement Date, the gross face amount of any Account (or portion thereof) on which Factor does not then have the Credit Risk, together with interest thereon from the Settlement Date of such Account to the date of chargeback; such action on Factor's part shall not be deemed a reassignment of such Account and will not impair Factor's rights thereto or security interest therein, which will continue to be effective until this agreement is terminated and all Obligations are fully satisfied. Notwithstanding anything to the contrary herein, if any payment to be made to Client hereunder in respect of any Account would be prohibited under, or would be in violation of, any law, rule, code or regulation of the United States or any state thereof, including, without limitation, regulations of the Office of Foreign Assets Control of the United States Department of the Treasury, Factor's Credit Risk, if any, with respect to such Account shall immediately terminate and Client hereby authorizes and directs Factor to remit the proceeds of any such payment in accordance with the directions of any applicable governmental authority and, thereafter, Factor shall have no further obligation of any kind or nature to Client with respect to such Account or the proceeds thereof.

         (h) CLIENT WILL NOT GRANT A SECURITY INTEREST OR TRANSFER ANY OTHER INTEREST IN ANY OF THE COLLATERAL OR IN ANY OF CLIENT'S INVENTORY TO ANYONE EXCEPT FACTOR WITHOUT (I) FACTOR'S PRIOR WRITTEN CONSENT OR (II) THE DELIVERY TO FACTOR OF AN INTERCREDITOR AGREEMENT, IN FORM AND SUBSTANCE ACCEPTABLE TO FACTOR IN ITS SOLE DISCRETION, EXECUTED BY FACTOR AND THE PARTY RECEIVING SUCH SECURITY INTEREST OR OTHER INTEREST. Factor acknowledges that the Intercreditor Agreement dated the date hereof by and among Factor, GMAC Commercial Finance LLC, as Agent for


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certain lenders, and Guggenheim Corporate Funding,  LLC, as Administrative Agent
and  Collateral  Agent for  certain  lenders,  as may be  hereafter  amended  or
modified  (the  "Intercreditor  Agreement"),   satisfies  clause  (ii)  of  this
Paragraph 7(h), and that, notwithstanding anything herein or in any Other Document to the contrary, the liens and security interests described in the Intercreditor Agreement are expressly permitted by Factor hereunder.

         (i) Client is and shall remain in compliance with all applicable laws, regulations and rules.

         (j) Client shall take all actions requested by Factor from time to time to cause the attachment, perfection and first priority of, and Factor's ability to enforce, Factor's security interest in any and all of the Collateral. Client irrevocably and unconditionally authorizes Factor (or Factor's agent) to file and ratifies the filing at any time and from time to time such financing statements with respect to the Collateral naming Factor or Factor's designee as the secured party and Client as debtor, as Factor may require, and including any other information with respect to Client or otherwise required by part 5 of
Article 9 of the Uniform Commercial Code of such jurisdictions as Factor may determine, and setting forth a notice that any disposition of any of the Collateral by Client without Factor's prior written consent violates the rights of Factor, together with any amendment and continuations with respect thereto, which authorization shall apply to all financing statements filed on, prior to or after the date hereof. Client agrees that the foregoing authorizations shall be irrevocable while this agreement remains in effect and thereafter until Factor has received final payment and satisfaction in full in immediately available funds of all Obligations. In no event shall Client at any time file, or permit or cause to be filed, any correction statement or termination statement with respect to any financing statement (or amendment or continuation with respect thereto) naming Factor or Factor's designee as secured party and Client as debtor.

         (k) Upon Factor's request, Client shall, at Client's expense, duly execute and deliver, or shall cause to be duly executed and delivered, to Factor such further instruments and do and cause to be done such further acts as may be necessary or proper in the opinion of Factor to effectuate the provisions and purposes of this agreement.

8.       INVOICING; PAYMENTS; RETURNS; NOTIFICATION

         (a) Each of Client's invoices and all copies thereof shall bear a notice (in form and substance satisfactory to Factor) that it is owned by and payable directly and only to Factor at locations designated by Factor. With respect to each such invoice, Client shall either (i) furnish Factor with a legible duplicate original of the invoice accompanied by a confirmatory assignment thereof, or (ii) electronically transmit to Factor the invoice details and an assignment schedule using a transmission format acceptable to Factor. Client's failure to furnish such specific assignments shall not diminish Factor's rights. Client shall procure and hold in trust for Factor and furnish to Factor at Factor's request satisfactory evidence of each shipment and delivery or rendition of services. For invoices electronically transmitted to Factor, Client shall also (i) retain and furnish Factor at Factor's request legible copies of sales schedules and registers, as well as duplicate originals of the invoices, and (ii) reproduce for Factor at Factor's request any and all such electronic transmissions. Each invoice shall bear the terms stated on the Customer's order, as submitted to Factor, whether or not the order has been approved by Factor, and no change from the original terms of the order shall be made without Factor's prior written consent. Any such change not so approved by Factor shall automatically terminate Factor's Credit Risk, if any, on the Account arising from Client's performance of the order. Client will hold in trust for Factor and deliver to Factor any payments received from Client's
Customers in the form received, and hereby irrevocably authorizes Factor to endorse Client's name on all checks and other forms of payment. Each payment made by a Customer shall first be applied to Accounts, if any, on which Factor has the Credit Risk, and the balance, if any, of such payment shall be applied to other Accounts due from such Customer. Client understands that Factor shall not be liable for any selling expenses, orders, purchases, contracts or taxes of any kind resulting from any of Client's transactions, and Client agrees to indemnify Factor and hold Factor harmless with respect thereto, which indemnity shall survive termination of this agreement.

         (b) Factor shall have the right to communicate with and instruct the Customers on Client's Accounts to make payments in respect thereof directly to Factor.

9.       TERMINATION

         (a) This agreement shall remain in full force and effect until terminated as follows:

                  (i) Factor may terminate this agreement at any time upon ninety (90) days prior written notice to Client. If not so terminated, this agreement shall remain in full force and effect unless Client gives Factor written notice of termination (by certified mail, return receipt requested) no less than ninety (90) days prior to and effective as of the anniversary of the Effective Date in any year; or

                  (ii) Upon the occurrence of an Event of Default, Factor may terminate this agreement at any time without notice.

         (b) On the effective date of termination all Obligations shall become immediately due and payable in full without further notice or demand. Factor's rights with respect to Obligations owing to Factor, or chargeable to Client's account, arising out of transactions having their inception prior to the effective date of termination, will not be affected by termination. Without limiting the foregoing, all of Factor's security interests and other rights in and to all Collateral shall continue to be operative until such Obligations have been fully and finally satisfied or Client has given Factor an indemnity satisfactory to Factor.

         (c) Notwithstanding anything to the contrary set forth herein, in the event this agreement is terminated prior to the end of the Term, other than a termination pursuant to the first sentence of Paragraph 9(a)(i), Client shall pay to Factor, in addition to all other Obligations, an amount equal to (i) Five Hundred Thousand Dollars ($500,000) if the termination occurs on or after the Effective Date to and including the date immediately preceding the first anniversary of the Effective Date, (ii) Five Hundred Thousand Dollars ($500,000) if the termination occurs on or after the first anniversary of the Effective Date to and including the date immediately preceding the second anniversary of the Effective Date, and (iii) Two Hundred Fifty Thousand Dollars ($250,000) if the termination occurs on or after the second anniversary of the Effective Date to and including the date immediately preceding the third anniversary of the Effective Date. Such amount shall be conclusively presumed to be the amount of Factor's damages sustained by reason of such termination, which Client agrees is fair and proper.

10.      PLACE OF PAYMENT; NEW YORK LAW; FORUM SELECTION; WAIVER OF JURY TRIAL

         (a) All Obligations shall be paid at Factor's office in New York, New York.

         (b) This agreement shall be governed by and construed according to the laws of the State of New York (without giving effect to its choice of law principles).

         (c) Client agrees that all actions and proceedings arising out of or relating directly or indirectly to this agreement or any ancillary agreement or any other obligations shall be litigated in any local, state or federal court located in the City of New York, State of New York, that such courts are convenient forums, and that Client submits to the personal jurisdiction of such courts. Client hereby consents to the service of process therein by registered or certified mail,


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return  receipt  requested,  directed  to Client at  Client's  address set forth above, and Client agrees that service so made shall be deemed complete five (5) days after the date of mailing.

         (d) TO THE EXTENT LEGALLY PERMISSIBLE, BOTH CLIENT AND FACTOR WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY LITIGATION RELATING TO TRANSACTIONS UNDER THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.


11.      REMEDIES; WAIVERS; LIMITATION OF LIABILITY

         (a) Factor's rights and remedies under this agreement will be cumulative and not exclusive of any other right or remedy Factor may have hereunder or under the UCC or otherwise. Without limiting the foregoing, if Factor exercises Factor's rights as a secured party Factor may, at any time or times, without demand, advertisement or notice, all of which Client hereby waives, sell the Collateral, or any part of it, at public or private sale, for cash, upon credit, or otherwise, at Factor's sole option and discretion, and Factor may bid or become purchaser at any such sale, free of any right of redemption which Client hereby waives. After application of all Collateral to Client's Obligations (in such order and manner as Factor in Factor's sole discretion shall determine), Client shall remain liable to Factor for any deficiency.

         (b) Factor shall have the right, in Factor's sole discretion, to determine which rights, liens, security interests or remedies Factor may at any time pursue, relinquish, subordinate, or modify or to take any other action and incur any costs or expenses with respect thereto and such determination will not in any way modify or affect any of Factor's rights hereunder. Failure by Factor to exercise any right, remedy or option under this agreement or delay by Factor in exercising the same will not operate as a waiver; no waiver by Factor will be effective unless Factor confirms it in writing and then only to the extent specifically stated.

         (c) Factor shall have no liability hereunder (i) for any losses or damages (including, without limitation, incidental, special, exemplary, punitive or consequential damages) resulting from Factor's refusal to assume, or delay in assuming, the Credit Risk, or any malfunction, failure or interruption of communication facilities, or labor difficulties, or other causes beyond Factor's control; or (ii) for indirect, special or consequential damages arising from accounting errors with respect to Client's account with Factor. Factor's liability for any default by Factor hereunder shall be limited to a refund to Client of any commission paid by Client during the period starting on the occurrence of the default and ending when it is cured or waived, or when this agreement is terminated, whichever is earlier. Except as prohibited by law, Client waives any right which it may have to claim or recover in any litigation with Factor any incidental, special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Client:
(A) certifies that neither Factor nor any representative, agent or attorney acting for or on behalf of Factor has represented, expressly or otherwise, that Factor would not, in the event of litigation, seek to enforce any of the waivers provided for in this agreement or any of the Other Documents and (B) acknowledges that in entering into this agreement and the Other Documents, Factor is relying upon, among other things, the waivers and certifications set forth in this Paragraph 11(c) and elsewhere herein and in the Other Documents.

12.      GENERAL

         (a) Factor may charge to Client's account the amount of reasonable legal fees (including, without limitation, fees, expenses and costs payable or allocable to attorneys retained or employed by Factor) and other costs, fees and expenses incurred by Factor in negotiating or preparing this agreement and any legal documentation required by Factor or requested by Client in connection with this agreement or any amendments or supplements thereof, or in enforcing Factor's rights hereunder or in connection with the litigation of any controversy arising out of this agreement, or in protecting, preserving or perfecting Factor's interest in any Collateral, including without limitation all costs incurred or payable with respect to any Collateral, and the costs of all public record filings, field examinations, appraisals and searches relating to any Collateral. Factor may also charge to Client's account all charges for wire transfers and Factor's then standard price for furnishing to Client or Client's designees copies of any statements, records, files or other data requested by Client or them other than statements and reports of the kind furnished to Client and Factor's other clients on a regular, periodic basis in the ordinary course of Factor's business.

         (b) This agreement cannot be changed or terminated orally and is for the benefit of and binding upon the parties and their respective successors and assigns except that Client may not assign or transfer any of Client's rights or obligations under this Agreement without Factor's prior written consent, and no such assignment or transfer of any such obligation shall relieve Client thereof unless Factor has consented to such release in a writing specifically referring to the obligation from which Client is to be released. This agreement, and any concurrent or subsequent written supplements thereto or amendments thereof signed by both of Factor and Client, represent the entire understanding of the parties and supersede all inconsistent agreements and communications, written or oral, between Client's and Factor's officers, employees, agents and other representatives.

         (c) Client authorizes Factor to use Client's name and logo and testimonials provided by Client in publications, brochures, tombstones, and other printed and web-based sales and marketing materials.

         (d) This agreement shall not be effective unless signed by Client and Factor below.

         (e) This agreement amends, restates, supercedes and replaces in its entirety that certain Factoring Agreement dated September 29, 2004 by and among Client and Factor.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, each of Factor and Client has executed this agreement as of the Effective Date.

                                    Very truly yours,

                                    GMAC COMMERCIAL FINANCE LLC


AGREED TO on this 16th day of June, 2006.


                                    TARRANT APPAREL GROUP
                                    FASHION RESOURCE (TCL), INC.
                                    TAG MEX, INC.
                                    PRIVATE BRANDS, INC.
                                    NO! JEANS, INC.

                                    By:  /S/ GERARD GUEZ
                                       -----------------------------------------
                                             Gerard Guez
                                    Title:   Chief Executive Officer, of each

                                    Address: 3151 East Washington Boulevard
                                             Los Angeles, CA 90023


                                    UNITED APPAREL VENTURES, LLC

                                    By:  /S/ GERARD GUEZ
                                       -----------------------------------------
                                             Gerard Guez
                                    Title:   Manager

                                    Address: 3151 East Washington Boulevard
                                             Los Angeles, CA 90023


ACCEPTED:

GMAC COMMERCIAL FINANCE LLC

By: /S/ FRANK TORCHEN
    --------------------------------
         Frank Torchen
Title:   Executive Vice President

Address: 1290 Avenue of the Americas
         New York, New York 10104

                                     RIDER I

                    AMENDED AND RESTATED FACTORING AGREEMENT
                                     BETWEEN
                           GMAC COMMERCIAL FINANCE LLC
                                       AND
                              TARRANT APPAREL GROUP
                          FASHION RESOURCE (TCL), INC.
                                  TAG MEX, INC.
                          UNITED APPAREL VENTURES, LLC
                              PRIVATE BRANDS, INC.
                                 NO! JEANS, INC.

                                   DEFINITIONS

         "ACCOUNT" shall have the meaning set forth in the UCC; PROVIDED, HOWEVER, that "Accounts" shall not include any accounts or other amounts owed by Factor (a) to the Client pursuant to this agreement or any Other Document or (b) to any Revolving Party (as defined under the Intercreditor Agreement) under any Revolving Loan Document (as defined under the Intercreditor Agreement).

         "ACTUAL COMMISSION" shall mean the aggregate amount of commissions actually paid by Client or charged to Client's account.

         "CHATTEL PAPER" shall have the meaning set forth in the UCC.

         "CLIENT" shall mean, individually and collectively, jointly and severally, Tarrant Apparel Group, Fashion Resource (TCL), Inc., Tag Mex, Inc. United Apparel Ventures, LLC, Private Brands, Inc. and No! Jeans, Inc., together with their respective successors and assigns.

         "COLLATERAL" shall mean and include all of Client's present and future Accounts, and all Chattel Paper and Instruments, Supporting Obligations related thereto, and all identifiable and segregated proceeds of Accounts, whether such proceeds are in the form of Chattel Paper, Instruments, General Intangibles and Documents arising out of or relating to the foregoing; and all Retained Goods, credit balances and other property of Client held or received by Factor relating to the foregoing; rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor; and all of Client's Records relating to and all proceeds of the foregoing property and rights.

         "CONTRACT YEAR" shall mean the twelve-month period starting on June 16 of each year.

         "CREDIT RISK" shall mean the risk of loss resulting solely and exclusively from the financial inability of Client's Customer to pay an Account at maturity. Credit Risk shall not include such Customer's inability, financial or otherwise, to pay an Account at maturity due to war, civil strife, currency restrictions or foreign political impediments.

         "CUSTOMER" shall mean and include the account debtor with respect to any Account and/or the prospective purchaser of goods, services or both with respect to any contract or contract right, and/or any party who enters into or proposes to enter into any contract or other arrangement with Client, pursuant to which Client is to deliver any personal property or perform any services.

         "DISPUTE" shall mean any cause for nonpayment of an Account, including, without limitation, any alleged defense, counterclaim, offset, dispute or other claim whether arising from or relating to the sale of goods or rendition of services or arising from or relating to any other transaction or occurrence, except for financial inability of Client's Customer to pay an Account at maturity.

         "DOCUMENT" shall have the meaning set forth in the UCC.

         "EFFECTIVE DATE" shall mean the date set forth in the introductory paragraph of this agreement.

         "EVENT OF DEFAULT" shall mean the occurrence of any of the following events: if Client shall suspend business, sell all or substantially all of Client's assets, become insolvent or unable to pay debts as they mature, make an assignment for the benefit of creditors, or apply for an extension from creditors; or if a meeting of Client's creditors is called; or if a receiver or trustee shall be appointed for Client or Client's property; or if Client's property shall become subject to any lien or attachment (other than liens set forth on Schedule 7(a)); or if a petition under the United States Bankruptcy Code shall be filed by or against Client; or if Client shall seek relief under any insolvency statute, federal, state or other; or if a custodian shall be appointed for all or substantially all of Client's property; or if Client shall breach this agreement or any other agreement between Factor and Client or between Client and any affiliate of Factor after giving effect to any applicable cure period; or if an "Event of Default" under and as defined in the Loan Agreement after giving effect to any applicable cure period; or if Client shall breach the Guggenheim Loan Agreement and after giving effect to any applicable cure period, and as a result of such breach Guggenheim has accelerated Clients' obligations thereunder or has exercised any other remedy available to Guggenheim that would constitute a Lien Enforcement Action (as defined in the Intercreditor Agreement); or if Client shall fail to pay any Obligation when due; or if any guaranty of the Obligations shall be terminated

         "FACTOR" shall mean GMAC Commercial Finance LLC.

         "GENERAL INTANGIBLE" shall have the meaning set forth in the UCC.

         "GUGGENHEIM" means Guggenheim Corporate Funding, LLC, a Delaware limited liability company.

         "GUGGENHEIM LOAN AGREEMENT" shall mean the Credit Agreement, of even date herewith, by and among the Clients and Guggenheim, as the same may be amended, restated, renewed, extended, supplemented, substituted or otherwise modified from time to time.

         "INSTRUMENT" shall have the meaning set forth in the UCC.

         "INVENTORY" shall have the meaning set forth in the UCC.

         "LOAN AGREEMENT" shall mean that certain Loan and Security Agreement dated as of the date hereof, by and among the Clients, as borrowers, GMAC Commercial Finance LLC, as agent (in such capacity, "Agent") and the financial parties thereto from time to time as lenders, as amended, restated, renewed, extended, supplemented, substituted or otherwise modified from time to time.

         "NET FACE AMOUNT" shall mean the gross face amount of the invoice evidencing an Account, less returns, discounts (which shall be determined by Factor where optional terms are given), anticipation reductions or any other unilateral deductions taken by Customers, and credits and allowances to

Customers of any nature.

         "OBLIGATIONS" shall mean and include all debts, liabilities, obligations, covenants, duties and amounts of any nature whatsoever, for which Client is now or hereafter obligated to Factor, of every kind and description (whether or not evidenced by any note or other instrument and whether or not for the payment of money or the performance or non-performance of any act), direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, whether arising under this Agreement or any Other Document, now existing or hereafter arising (whether before or after the filing of any petition in bankruptcy by or against Client or the commencement of any other insolvency proceeding, including but not limited to an assignment for the benefit of creditors), including, without limitation, any debt, liability or obligation now or hereafter owing from Client to others, including without limitation any other present or future client(s) of Factor, which Factor may have obtained or may obtain, by purchase, assignment, participation or otherwise, and further including without limitation, all commissions, interest, charges or any other payments Client is required to make to Factor under this Agreement or any Other Document, together with all expenses and attorneys' fees and costs chargeable to Client's account or incurred by Factor in connection with Client's account, whether provided for herein or in any Other Document. Without limiting the foregoing, Obligations shall include the amounts of all interest, commissions, customer late payment charges and bank related charges, costs, fees, expenses, taxes and all Accounts charged or chargeable to Client's account hereunder.

         "OTHER DOCUMENTS" shall mean, collectively, all notes, guarantees, security agreements and other agreements, documents and instruments now or at any time hereafter executed and/or delivered by Client or any third party in connection with this agreement.

         "PRIME RATE" shall mean the "Prime Rate" publicly announced or published by Bank of America, N.A., such rate to be adjusted automatically, without notice, on the effective date of any change in such rate.

         "RECORDS" shall mean all of Client's present and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, ledger sheets, bills of lading and other shipping evidence, statements, files, correspondence, memoranda, documents, credit files, business papers and other data relating to the Collateral or any Customer, together with the computer software (whether owned by Client or in which it has an interest), computer programs, tapes, disks, diskettes and other data and software storage media and devices, computers, file cabinets or containers in or on which the foregoing are stored (including, without limitation, any of Client's rights with respect to the foregoing maintained with or by any other person).

         "RESERVES"   shall  mean  the  aggregate   amount  of  all  Obligations
chargeable to Client's account and all Obligations which, in Factor's sole judgment, may thereafter be chargeable to Client's account.

         "RETAINED GOODS" shall mean all merchandise returned or rejected by Customers or repossessed from Customers relating to or securing any of the Accounts.

         "SETTLEMENT DATE" shall mean (a) for each Account on which Factor has the Credit Risk and which is not due from a department or chain store, two (2) business days after the day on which the payment of the Account is posted to Client's account by Factor (the "Collection Settlement Date") or the day on which such payment becomes one hundred twenty (120) days past due, whichever is earlier, (b) for each Account on which Factor has the Credit Risk and which is due from a department or chain store, the Collection Settlement Date or twenty
(20) business days after the day on which Factor receives notice that the Account has been allowed as a claim under the United States Bankruptcy Code, whichever is earlier, and (c) for each Account on which Factor does not have the Credit Risk, the Collection Settlement Date.

         "SUPPORTING OBLIGATION" shall have the meaning set forth in the UCC.

         "TERM" shall mean the period ending on the next date as of which Client may terminate this agreement under Paragraph 9(a)(i) hereof.

         "TRADE NAMES" shall mean all trade names or styles, trademarks, divisions or other names under which Client conducts business.

         "UCC" shall mean the Uniform Commercial Code as in effect on the Effective Date in the State of New York, as from time to time amended.